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Exhibit 10

                               BSB Bancorp, Inc.
                              AMENDMENT NUMBER 1
                                      TO
            1996 LONG-TERM INCENTIVE AND CAPITAL ACCUMULATION PLAN


  The first sentence of Section 6.01 is amended by substituting the figure "875,000" for the figure "450,000".

  This Amendment Number 1 was duly adopted and approved by the Board of Directors of BSB Bancorp, Inc. by resolution at a meeting held on the 26th day of January, 1998.


                                        /s/ Larry G. Denniston
                                        ----------------------
                                        Larry G. Denniston
                                        Corporate Secretary


  This Amendment Number 1 was duly approved by the shareholders of BSB Bancorp, Inc. at a meeting held on the 27th day of April, 1998.


                                        /s/ Larry G. Denniston
                                        ----------------------
                                        Larry G. Denniston
                                        Corporate Secretary